EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Kingsway Financial Services Inc. (the “Company”) for the period ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned John T. Fitzgerald, the President and Chief Executive Officer and Principal Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2021
By /s/ John T. Fitzgerald
John T. Fitzgerald, President and Chief Executive Officer
(Principal Executive Officer)